SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): October 2, 2017 (October 2, 2017)

Valeant Pharmaceuticals International, Inc.

(Exact Name of Registrant as Specified in Its Charter)

British Columbia, Canada	001-14956	98-0448205
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2150 St. Elzéar Blvd. West

Laval, Quebec

Canada H7L 4A8

(Address of Principal Executive Offices)(Zip Code)

514-744-6792

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

On October 2, 2017, Valeant Pharmaceuticals International, Inc. (the “Company”) announced that it has launched an offering of $1.0 billion aggregate principal amount of senior secured notes due 2025 (the “notes”). The notes will be offered in the United States to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons pursuant to Regulation S under the Securities Act.

The Company is disclosing under Item 7.01 of this Current Report on Form 8-K the information attached as Exhibit 99.1, which is incorporated by reference herein. The information in Exhibit 99.1 is contained in the offering memorandum prepared in connection with the offering of the notes.

The information contained in this Item 7.01 is being furnished, not filed, pursuant to Item 7.01. Accordingly, this information will not be incorporated by reference into any registration statement filed by the Company under the Securities Act, unless specifically identified therein as being incorporated by reference.

Item 8.01 Other Events.

Secured Notes Offering

The Company also issued a press release pursuant to Rule 135c under the Securities Act relating to the offering of the notes. In accordance with Rule 135c(d) under the Securities Act, a copy of the press release is attached hereto as Exhibit 99.2.

The foregoing is qualified by reference to the press release that is attached as Exhibit 99.2 to this Current Report on Form 8-K, which is incorporated herein by reference.

This Current Report on Form 8-K, the information attached hereto as Exhibit 99.1 or the press release attached hereto as Exhibit 99.2, does not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any offer, solicitation or sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful. These securities will not be registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws. The notes have not been and will not be qualified for sale to the public by prospectus under applicable Canadian securities laws and, accordingly, any offer and sale of the securities in Canada will be made on a basis which is exempt from the prospectus requirements of such securities laws.

Tender Offers

On October 2, 2017, the Company and Valeant Pharmaceuticals International (“VPI”), a wholly-owned subsidiary of the Company, announced the launch of offers to purchase for cash up to $1,000,000,000 aggregate principal amount across the Company’s outstanding 5.375% Senior Notes due 2020 and VPI’s outstanding 7.00% Senior Notes due 2020 and 6.375% Senior Notes due 2020 (the “Tender Offers”). The Tender Offers will expire at 11:59 p.m., New York City time on October 30, 2017 (unless extended), and tendered notes may be withdrawn at or prior to, but not after, 5:00 p.m., New York City time, on October 16, 2017 (unless extended).

The foregoing is qualified by reference to the press release that is attached as Exhibit 99.3 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Offering memorandum information

99.2	Press release announcing the launch of the notes offering, dated October 2, 2017

99.3	Press release announcing the launch of the Tender Offers, dated October 2, 2017

EXHIBIT INDEX

Exhibit Number	Description

99.1	Offering memorandum information

99.2	Press release announcing the launch of the notes offering, dated October 2, 2017

99.3	Press release announcing the launch of the Tender Offers, dated October 2, 2017

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.

By:	/s/ Paul S. Herendeen
	Name:	Paul S. Herendeen
	Title:	Executive Vice President and Chief Financial Officer

Date: October 2, 2017